CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   Exhibit 10.34

                              SETTLEMENT AGREEMENT

                                     between

                              INCYTE GENOMICS INC.



                                       and

                                AFFYMETRIX, INC.

                              SETTLEMENT AGREEMENT

         This Settlement Agreement (this "Agreement") is effective this 21st day of December, 2001 (the "Effective Date"), between Incyte Genomics, Inc., a Delaware corporation ("Incyte") and Affymetrix, Inc., a Delaware corporation ("Affymetrix") (collectively, the "Parties").

                              W I T N E S S E T H:

         WHEREAS, the Parties have been involved in various disputes, which have led to the commencement of certain actions and proceedings, including, but not limited to, Affymetrix, Inc. v. Synteni, Inc. and lncyte Pharmaceuticals, Inc., Case Nos. C 99-21164 JF and C 99-21165 JF (N.D. Cal.); Incyte Genomics, Inc. v. Affymetrix, Inc., Case No. C 01- 20065 JF (N.D. Cal.); and the Incyte Opposition to European Patent No. EP 0619321 (collectively, the "Matters");

         WHEREAS, in the Matters, Affymetrix alleges that Incyte infringes several of its patents, and Incyte denies such infringement, and Incyte alleges that Affymetrix infringes several of its patents, and Affymetrix denies such infringement;

         WHEREAS, the Matters involve claims that numerous complex products and processes infringe numerous sophisticated patents;

         WHEREAS, the Parties acknowledge that the litigation of the Matters involves substantial uncertainties;

         WHEREAS, while the Parties disagree whether infringement exists in the Matters, each of the Parties acknowledges that there is substantial risk that it will be found to infringe the other's valid patents;

         WHEREAS, the Parties have been involved in various other disputes involving Stanford University, which have led to the commencement of certain actions and proceedings, including, but not limited to, Incyte Pharmaceuticals, Inc., et al. v. Affymetrix, Inc., Case No. C 99-21111 JF (N.D. Cal.); Patrick 0. Brown, et al. v. Stephen P.A. Fodor, et al., Patent Interference No. 104,358 (Bd. of Patent App. and Inter.); Patrick 0. Brown, et al. v. Stephen P.A. Fodor, et al., Patent Interference No. 104,359 (Bd. of Patent App. and Inter.), the Affymetrix Opposition to European Patent No. EP B10804 731, and the Affymetrix opposition to Australian Patent No. AU709276 (2962/95) (collectively, the "Stanford Matters");

         WHEREAS, the Parties desire to reach an amicable resolution of the Matters in a voluntary, convenient, efficient and expeditious manner; and

         WHEREAS, contemporaneously with the execution of this Agreement, Incyte and Affymetrix have entered into the following agreements, all of even date herewith: an *** from *** to *** (the "***"), a *** Agreement under which *** with respect to certain of *** intellectual property (the "*** Agreement"), a *** Agreement from *** to *** (the "*** Agreement"), and an *** Agreement under which *** grants to *** licenses


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COMMISSION.

with respect to certain of *** intellectual property (the "***"). The ***, the *** Agreement, the *** Agreement, and the *** are collectively referred to herein as the "Related Agreements".

         NOW THEREFORE, for and in consideration of the complexity of the issues to be litigated and the substantial risks and uncertainties enumerated above, the Related Agreements, the promises contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.       Definitions.
         -------------

         1.1  General Terms. For purposes of this Agreement, the following terms
              ---------------
have the meanings hereinafter indicated:

         "Affymax" means Affymax, Inc., Affymax Research Institute, and/or any predecessor in interest or successor in interest to either of them.

         "Affymetrix Patents" means (a) the Affymetrix Patents-In-Suit, (b) all patents and/or patent applications claiming priority to or common priority with the Affymetrix Patents-In-Suit, together with all continuations, continuations-in-part and divisionals of such patents and patent applications, and (c) all patents issuing from any patent application described in clause (b), and (d) all reissues, re-examinations, extensions and foreign counterparts of any of the foregoing patents and patent applications.

         "Affymetrix Patents-In-Suit" means U.S. Patent Nos. 5,445,934, 5744,305, 5,800,992, 5,871,928 and 6,040,193.

         "Affiliates" means any company, partnership, corporation or like entity, in any country, which, directly or indirectly (i) wholly or substantially owns or controls an entity, directly or indirectly, or (ii) is wholly or substantially owned or controlled by that entity, directly or indirectly, but for so long as such entity remains an Affiliate of a Party, and only if such Affiliate is bound by the terms of this Agreement. As used herein, substantial ownership or control means ownership or control of one hundred percent (100%) of the voting stock or equity of an entity and effective management control by contract or otherwise.

         "Claims" means any and all claims, counterclaims, causes of action, demands, agreements, contracts, covenants, representations, warranties, promises, undertakings, actions, obligations, controversies, debts, costs, expenses, attorneys' fees, expert witness fees, court costs, accounts, damages, losses, injuries and liabilities, of whatever kind or nature, in law, equity, or otherwise, whether known or unknown, suspected or unsuspected, for or by reason of any matter, cause or thing whatsoever, whether sounding in contract, tort or otherwise.

         "lncyte Patents" means (a) the Incyte Patents-In-Suit, (b) all patents and/or patent applications claiming priority to or common priority with the Incyte Patents-In-Suit, together with all continuations, continuations-in-part and divisionals of such patents, and/or patent applications; (c) all patents issuing from any patent application described in clause



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

(b), and (d) all reissues, re-examinations, extensions and foreign counterparts of any of the foregoing patents and patent applications.

         "Incyte Patents-In-Suit" means U.S. Patent Nos. 5,716,785, 5,891,636, and 6,291,170.

         "Matters" has the meaning specified in the Recitals, above.

         "Stanford Matters" has the meaning specified in the Recitals.

2.       Release by Incyte.
         -------------------

         2.1 Except to the extent provided in Sections 8.7 and 9, and except as provided in Section 11, Incyte, for itself and its present and former officers, directors, employees, agents, assigns, predecessors, representatives, subsidiaries, affiliates, and divisions, (collectively, the "Incyte Releasing Parties"), does hereby forever and irrevocably release, acquit, discharge, and covenant not to sue or bring or maintain against Affymetrix, its present and former officers, directors, employees, predecessors, representatives, subsidiaries, affiliates and divisions (the "Affymetrix Released Parties") any Claims based upon events occurring up to and including the Effective Date that were or could have been asserted in the Matters or that relate to the patents that are licensed in the Related Agreements. This release specifically covers any claim voluntarily dismissed in the Matters, but excludes any claims or contentions relating to the Stanford Matters.

         2.2 Except to the extent described in Section 2.5, Incyte, for itself and the other Incyte Releasing Parties, also hereby forever and irrevocably releases, acquits, and discharges, and covenants not to sue or bring or maintain any Claim against, any customers, collaborators, agents and users of any of the Affymetrix Released Parties that the Incyte Releasing Parties have, had, or may have against any of them exclusively arising out of the making, using, importing, selling, or offering to sell any Affymetrix microarray-related product manufactured by Affymetrix or the purchase of Affymetrix microarray-related services prior to and including the Effective Date. For the sake of clarity, "making, using, importing, selling, or offering to sell any Affymetrix microarray-related product manufactured by Affymetrix" shall include any activities performed in conjunction with using an Affymetrix microarray-related product manufactured by Affymetrix, but such release shall not extend to any such person's making, using, importing, selling or offering to sell any microarray-related products other than microarray-related products manufactured, or sold by Affymetrix.

         2.3 Except to the extent described in Section 2.5, Incyte, for itself and the other Incyte Releasing Parties, also hereby forever and irrevocably releases, acquits and discharges, and covenants not to sue or bring or maintain any Claim against any customers, collaborators, agents or users of any of the Affymetrix Released Parties based upon the use of microarray-related products that were sold by Affymetrix on or before the Effective Date and used by such customer, collaborator, agent or user after the Effective Date. This release also specifically covers the use of data generated by the use of microarray-related products that were sold by Affymetrix on or before the Effective Date and used by such customer, collaborator, agent or user after the Effective Date.

         2.4 The release by Incyte set forth in Sections 2.1, 2.2, and 2.3 shall be binding on any successors in interest to Incyte only with respect to Claims that were or could have been asserted by Incyte (expressly excluding claims that could only have been asserted by such successor in interest).

         2.5 The release by Incyte set forth in Sections 2.2 and 2.3 does not include any release by Incyte of any Claim that it may have against Invitrogen Corporation.

3.       Release by Affymetrix.
         -----------------------

         3.1 Except as provided in Section 11, Affymetrix, for itself and its present and former officers, directors, employees, agents, assigns, predecessors, representatives, subsidiaries, affiliates, and divisions, (collectively, the "Affymetrix Releasing Parties"), does hereby forever and irrevocably release, acquit, discharge, and covenant not to sue or bring or maintain against Incyte, its present and former officers, directors, employees, predecessors, representatives, subsidiaries, affiliates and divisions (the "Incyte Released Parties") any Claims based upon events occurring up to and including the Effective Date that were or could have been asserted in the Matters or that relate to the patents that are licensed in the Related Agreements. Notwithstanding the foregoing, it is expressly agreed and understood by the Parties that Incyte Released Parties does not include Patrick Brown or Stanford University, and also does not include *** except the release specifically covers any acts and/or omissions that *** performed within the course and scope of his employment with Incyte or Synteni. This release specifically covers any claim or matter dismissed in the Matters, but excludes any claims or contentions relating to the Stanford Matters. Affymetrix agrees not to bring any claim against *** for theft of trade secrets, misappropriation, fraud or any similar causes of action for a period of one (1) year after the Effective Date unless *** first initiates an action against Affymetrix. The Parties agree that if Affymetrix asserts such claims, Incyte will not assert any defenses such as laches, waiver, estoppel or any applicable statute of limitations based on Affymetrix's delay in filing such claims from the Effective Date of this Agreement and for the one (1) year period thereafter. Incyte expressly reserves all other defenses based on Affymetrix' s delay in filing such claims prior to the Effective Date.

         3.2 Except to the extent described in Section 3.5, Affymetrix, for itself and the other Affymetrix Releasing Parties, also hereby forever and irrevocably releases, acquits, and discharges, and covenants not to sue or bring or maintain any Claim against, any customers, collaborators, agents and users of any of the Incyte Released Parties that the Affymetrix Releasing Parties have, had, or may have against any of them exclusively arising out of the making, using, importing, selling, or offering to sell any Incyte microarray-related product manufactured by Incyte or the purchase of Incyte microarray-related services prior to and including the Effective Date. For the sake of clarity, "making, using, importing, selling, or offering to sell any Incyte microarray-related product manufactured by Incyte" shall include any activities performed in conjunction with using an Incyte microarray-related product manufactured by Incyte, but such release shall not extend to any such person's making, using, importing, selling or offering to sell any microarray-related products other than microarray-related products manufactured or sold by Incyte.


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BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.

         3.3 Except to the extent described in Section 3.5, Affymetrix, for itself and the other Affymetrix Releasing Parties, also hereby forever and irrevocably releases, acquits, and discharges, and covenants not to sue or bring or maintain any Claim against any customers, collaborators, agents or users of any of the Incyte Released Parties based upon the use of microarray related products that were purchased from Incyte by such customer, collaborator, agent or user on or before the Effective Date and used by such customer, collaborator, agent, or user after the Effective Date. This release also specifically covers the use of data generated by the use of microarray-related products that were sold by Incyte on or before the Effective Date and used by such customer, collaborator, agent or user after the Effective Date.

         3.4 The release by Affymetrix set forth in Sections 3.1, 3.2 and 3.3 shall be binding on any successors in interest to Affymetrix only with respect to Claims that were or could have been asserted by Affymetrix (expressly excluding claims that could only have been asserted by such successor in interest).

         3.5 The release by Affymetrix set forth in Sections 3.2 and 3.3 does not include any release by Affymetrix of any Claim that it may have against *** or *** or any of their respective predecessors in interest or successors in interest, except with respect to the use by such entities of Incyte' s data for internal research purposes.

4.       Section 1542 Waiver. The Incyte Releasing Parties and the Affymetrix
         -------------------
Releasing Parties have each been fully advised by their respective attorneys of the contents of Section 1542 of the Civil Code of the State of California, which reads as follows:

         "Section 1542. (General Release - Claims Extinguished) A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

The Incyte Releasing Parties and the Affymetrix Releasing Parties each expressly waive and relinquish all rights and benefits under Section 1542, and any similar law or common law principle of similar effect of any state or territory of the United States and any foreign jurisdiction, with respect to the Claims released hereby, and expressly consent that this Agreement will be given full force and effect according to each and all of its express terms and provisions based upon events occurring up to and including the Effective Date of this Agreement, including with respect to the release of any Claims that are unknown or unsuspected that the Incyte Releasing Parties or the Affymetrix Releasing Parties may have against any of the Released Parties.

5.       Finality of Waiver. The Parties hereby expressly and knowingly
         ------------------
acknowledge that each may, after execution of this Agreement, discover facts different from or in addition to those which each knows or believes to be true as of the Effective Date with respect to the Claims released in this Agreement. Nonetheless, each Party agrees that this Agreement shall be and remain in full force and effect in all respects, notwithstanding such different or additional facts. It is the intention hereby fully, finally, and forever to settle and release all such matters, and any and all Claims relating to the Matters, which do now exist or previously have existed by and among the Parties. In furtherance of such intention, the


                                       5


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BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.

releases given in this Agreement shall be and remain in effect as full and completed releases of such matters, notwithstanding the discovery by any of the Parties of the existence of any additional or different Claims or facts relating to the Claims occurring prior to and including the Effective Date of this Agreement. Similarly, in entering into this Agreement, each Party assumes the risk of mistake, and if either Party should subsequently discover that any fact it relied upon in entering into this Agreement was untrue, or that its understanding of the facts or law was incorrect, such Party shall not be entitled to set aside this Agreement or be entitled to recover any damages on that account. This Agreement, and the Releases it contains, is intended, pursuant to the advice of independently selected legal counsel, to be final and binding between and among the Parties to this Agreement regardless of any claims of mistake of fact or law or of any other circumstances whatsoever.

6.       Dismissals/Withdrawals.
         -----------------------

         6.1 Except as provided in Section 11, the Parties agree to dismiss with prejudice all Claims asserted against one another in the Matters.

         6.2 The Parties agree that within three (3) business days of the execution of this Agreement, they will jointly sign and file with the United States District Court for the Northern District of California the Stipulation and [Proposed] Order of Dismissal With Prejudice attached hereto as Exhibit A.

         6.3 In the event that the Court has not entered the Stipulation and [Proposed] Order of Dismissal With Prejudice in substantially the form set forth in Exhibit A within thirty (30) days after its filing, the Parties agree to contact the Court jointly and use their best efforts in order to expedite entry of the Stipulation and [Proposed] Order of Dismissal With Prejudice.

         6.4 Either Party shall have the right to terminate this Agreement and the Related Agreements should (i) the Court not enter the Stipulation and [Proposed] Order of Dismissal With Prejudice in substantially the form set forth in Exhibit A or (ii) any other government agency or other entity prevents the Court's entry of such Stipulation and [Proposed] Order of Dismissal With Prejudice. In the event of termination pursuant to this section:

                  (a) Any Party who has received a payment from the other Party pursuant to this Agreement, or the Related Agreements, must return the payment within seven (7) business days.

                  (b) Each Party reserves its rights to seek an extension of the discovery period in the Matters based upon, but not limited to, any arguments that existed prior to the Effective Date.

         6.5 Incyte agrees to take, within fourteen (14) days after the entry of the Stipulation and [Proposed] Order of Dismissal With Prejudice, all necessary steps to withdraw from, discontinue, terminate or dismiss the Incyte Opposition to European Patent No. EP 0619321 and that it will not further participate directly or indirectly in such opposition.

         6.6 The Parties represent and warrant that there are no adverse proceedings between them that are filed, pending or planned other than the Matters and the Stanford

Matters. If any adverse proceeding was omitted from the Matters and the Stanford Matters, the parties intend to settle any such litigation, proceeding or action and therefore agree to take all necessary steps to withdraw from, discontinue, terminate or dismiss such omitted adverse proceeding.

7.       Payment by Affymetrix.
         ----------------------

         7.1 Affymetrix hereby agrees to pay Four Million Five Hundred Thousand Dollars ($4,500,000) to Incyte as past damages with respect to the Layton Patent Rights [as such term is defined in the *** Agreement] within thirty (30) days after the Effective Date by wire transfer in immediately available federal funds to an account designated in writing by Incyte.

8.       Representations and Indemnities.
         --------------------------------

         8.1 Each Party to this Agreement represents and warrants to the others that, as of the date hereof, it is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement and all Related Agreements. This Agreement and each of the Related Agreements is a legal, valid and binding obligation enforceable against each of the Parties in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally and by general principles of equity.

         8.2 Each Party to this Agreement represents and warrants that it has not assigned or transferred any portion of any Claims released under this Agreement to any other person, individual, firm, corporation or entity. Each Party to this Agreement further represents and warrants that no other person, individual, firm, corporation or entity has any lien, right, claim or interest in any Claims released under this Agreement with the exception of the interests of Stanford University, Patrick Brown and Dari Shalon in Counterclaim III for a Declaration That Synteni Or Dari Shalon Have Not Misappropriated Any Of Affymetrix's Trade Secrets. Each Party to this Agreement shall indemnify, defend, and hold harmless any other Party to or beneficiary of this Agreement from and against any and all Claims arising out of, related to, or connected with any prior assignment or transfer, or any purported assignment or transfer, of any Claims released under this Agreement or breach of the warranties provided herein.

         8.3 Except for statements expressly set forth in this Agreement, no Party has made any statement or representation to any other Party regarding a fact relied upon by the other Party in entering into this Agreement and no Party has relied upon any statement, representation, or promise of any other Party, or of any representative or attorney for any other Party, in executing this Agreement or in making the settlement provided for in this Agreement.

         8.4 Incyte represents and warrants to Affymetrix and the Affymetrix Released Parties that, as of the date hereof, it is the successor, owner, and assignee of Synteni, Inc. and has all requisite power and authority, corporate or otherwise, to release and discharge all Claims on Synteni's behalf under
Section 2.1, 2.2, and 2.3 to the extent such Claims exist.


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

Incyte shall indemnify, defend, and hold harmless Affymetrix, each of the Affymetrix Released Parties, and each beneficiary of this Agreement from and against any and all Claims arising out of, related to, or connected with any breach or failure of this representation and warranty.

         8.5 Incyte represents and warrants to Affymetrix and the Affymetrix Released Parties that, as of the date hereof, it possesses the right to assert the Incyte Patents, and has all requisite power and authority, corporate or otherwise, to release and discharge any and all Claims relating to infringement of the Incyte Patents under Sections 2.1, 2.2, and 2.3 to the extent such Claims exist. Incyte shall indemnify, defend, and hold harmless Affymetrix, each of the Affymetrix Released Parties, and each beneficiary of this Agreement from and against any and all Claims arising out of, related to, or connected with any breach or failure of this representation and warranty.

         8.6 Affymetrix represents and warrants to Incyte and the Incyte Released Parties that, as of the date hereof, that Affymetrix has all the requisite power and authority, corporate or otherwise, to release and discharge all Claims on Affymax' behalf under Sections 3.1,3.2 and 3.3 to the extent that such Claims exist. Affymetrix shall indemnify, defend and hold harmless Incyte, each of the Incyte Released Parties and each beneficiary of this Agreement from and against any and all claims arising out of, related to or connected with any breach or failure of this representation and warranty.

         8.7 Incyte represents and warrants to Affymetrix and the Affymetrix Released Parties that under Incyte's license agreement with Stanford University ("Stanford"), effective March 24, 1995, as amended (the "Stanford Agreement"), Incyte is obligated to (a) *** with the *** and *** of *** and *** licensed to Incyte under the Stanford Agreement, including but not limited to *** involving such *** and *** and appeals thereof; (b) take all steps necessary to protect the enforceability of such patents; (c) file all documents and provide all reasonable assistance to Stanford in connection with any of the foregoing, and (d) ***. Incyte further represents and warrants to Affymetrix and the Affymetrix Released Parties that Stanford has communicated to Incyte that *** of the Stanford Matters *** and *** from the Stanford Matters would constitute *** described in the previous sentence. Incyte shall indemnify, defend, and hold harmless Affymetrix, each of the Affymetrix Released Parties, and each beneficiary of this Agreement from and against any and all Claims arising out of, related to, or connected with any breach or failure of this representation and warranty:

         8.8 Incyte waives any and all rights or interests it may have based on paragraphs 4.1 and 4.3 of the Loan Agreement between Incyte and *** dated May 7, 1999 (the "*** Agreement"), or any other agreement, which would require or otherwise provide incentive, either positive or negative, to *** to provoke or maintain interference proceedings in the U.S. Patent and Trademark Office or any other adverse proceedings against patent applications or patents assigned to Affymetrix, and agrees not to (i) enforce any such rights it may have to require or otherwise provide incentive, either positive or negative, to *** to provoke or maintain such interference proceedings or (ii) require any monetary compensation in connection with the settlement or resolution of any interference proceeding brought by *** against Affymetrix. Incyte agrees to notify *** in writing of this


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

provision, and agrees that Affymetrix may show this provision to ***, but not any other provision of this Agreement or any other agreement between Incyte and Affymetrix. Incyte shall also execute and deliver to Affymetrix on or before January 15, 2002 a release letter in the form to be mutually agreed to by the Parties for the benefit of ***. Incyte expressly reserves all other rights in the *** Agreement.

         8.9 Within ten (10) court days of the Effective Date, Affymetrix will cause Affymax to file a Request for Dismissal with Prejudice of Affymax' Complaint For Breach Of Contract; Intentional Interference With Contractual Relations; And Inducing Breach of Contract, Case No. CV 803311, filed on November 21,2001, against Michael Pirrung, Incyte Genomics, Howrey Simon Arnold & White, and Does 1 through 10 in the Superior Court of the State of California for the County of Santa Clara.

9.       Stanford Matters.
         -----------------

         Incyte agrees that it will *** the Stanford Matters to the ***.

10.      Cross-Default.
         --------------

         Except as provided in any provisions of the Related Agreements, the Parties acknowledge and agree that a breach or default under any of such Related Agreements shall not constitute a breach or default under any other Related Agreement nor under this Agreement.

11.      Reservation of Rights.
         ----------------------

         Nothing in this Agreement or the Related Agreements shall be interpreted as an admission by either party of the validity or invalidity of any patent, or as an admission by either party of its direct or contributory or inducement of infringement of any patent, or as an admission by either party of any issue relating to the Matters or Stanford Matters. Notwithstanding any other provision in this Agreement or the Related Agreements, it is expressly understood that neither party is waiving or has waived any Claim or affirmative defense that any patents are valid, invalid, enforceable, or unenforceable, including any Claim or affirmative defense based upon the factual allegations made in the Matters or the Stanford Matters which each party expressly reserves.

12.      Miscellaneous.
         --------------

         12.1 The Parties agree to keep the terms of this Agreement and the Related Agreements confidential, and agree not to disclose the terms of this Agreement and the Related Agreements, except pursuant to a mutually-agreed press release, and except as may be (i) necessary for the purpose of enforcing any provision of this Agreement or a Related Agreement, (ii) required by law or any regulatory body, and (iii) to the outside counsel of any third party undertaking a bona fide due diligence exercise in connection with the business of either Party or the purchase of substantially all of the assets of the other party, but only where a mutually satisfactory confidentiality agreement has been signed. Notwithstanding the foregoing, both Parties may agree to inform any court with jurisdiction over the Matters or Stanford Matters of the existence of a settlement and the Parties may file this Agreement and any other Related Agreements in the U.S. Patent office as required



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

under 35 U.S.C. ss. 135(c). If this Agreement or any of the Related Agreements is sought in;. discovery, the Party responding to discovery shall make its best efforts to maintain the confidentiality of the Agreement, and in the event that a court orders production of the Agreement, to ensure that it is produced with a restriction providing that it can be seen and/or discussed only by outside counsel of the requesting party.

         12.2 Each Party represents and acknowledges that it has read this Agreement and fully understands and agrees to its terms, and that each Party has been represented by counsel in connection with the negotiation and execution of this Agreement.

         12.3 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.4 The Parties agree that this Agreement will be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of laws principles of such State.

         12.5 This Agreement and the Related Agreements contain the entire agreement among the Parties with respect to the matters contained herein, and may be amended only by written agreement signed by the Parties to the Agreement. The provisions of all of such agreements shall be construed together so as to give effect to the provisions of each of the agreements to the greatest extent possible.

         12.6 Except to the extent provided in Sections 2.2, 2.3, 3.2, 3.3 and 8.7, this Agreement is intended only for the benefit of the Parties hereto, the Incyte Released Parties and the Affymetrix Released Parties and no other person or entity is entitled to any rights or benefits hereunder.

         12.7 Each Party shall perform any further acts, and sign and deliver any further instruments and documents, as may be required to accomplish the purposes of this Agreement; provided, however, that nothing in this provision shall be interpreted to modify any of the specific terms of this Agreement.

         12.8 Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by commercial overnight courier, or transmitted by telex telegram or telecopy (facsimile, with confirmed receipt) to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties (referred to herein as "notice"). All notices shall be effective upon receipt.


         If to Incyte:     FAX Number: 650-845-4500
                           Incyte Genomics, Inc.
                           3160 Porter Drive
                           Palo Alto, California 94303
                           Attention: Paul A. Friedman, M.D., CEO

        with a copy to:    Incyte Genomics, Inc.

                               3160 Porter Drive
                               Palo Alto, California 94303
                               Attention: Lee Bendekgey, General Counsel

         If to Affymetrix:     FAX Number: 408-481-0422
                               Affymetrix, Inc.
                               3380 Central Expressway
                               Santa Clara, California 95051
                               Attention: Stephen P.A. Fodor, Ph.D.

         with a copy to:       Affymetrix, Inc.
                               3380 Central Expressway
                               Santa Clara, California 95051
                               Attention: Barbara A. Caulfield, Esq.

         12.9 No Party hereto shall assign or delegate any of its rights or obligations hereunder without the prior, written consent of the other Party, which the other Party may withhold in its sole and absolute discretion, except that no such consent shall be required with respect to a merger, consolidation, reorganization, sale of stock or sale of substantially all of the business and assets of a Party. This Agreement shall be binding upon the permitted successors and permitted assigns of the Party. Any assignment not in accordance with the above shall be void.

         12.10 The prevailing Party in any action to enforce this Agreement will be entitled to recover its attorney's fees and costs in connection with such action.

         12.11 Within 90 days after final judgment and appeal or final settlement of Case No. C 99-21111, the Parties will return and/or destroy all documents and materials produced in the various actions, and will certify their destruction and/or return to the other Party, and comply with Section VII of the Stipulation and Amended Protective Order for Confidential Documents, Testimony and Information in Cases C 99-21164, C-99- 21165 and C 99-21111 and Amended Protective Order for Confidential Documents, Testimony and Information in Case C 01-20065. The Parties hereby confirm that, consistent with the terms of the Protective Orders in the Matters and in Incyte Pharmaceuticals, Inc., et al. v. Affymetrix, Inc., Case No. C 99-21111 IF (N.D. Cal.), the Parties will not disclose or use any documents, testimony or other information designated by the other Party under the Protective Orders except as permitted by the Protective Orders.

         12.12 Incyte and Affymetrix agree that they will not use any information or materials obtained pursuant to the Protective Orders in the Matters or Stanford Matters except in those matters, and that they will not disclose any such information or materials to, or use them on behalf of, any other person or entity, except as permitted by the Protective Orders referenced in Section 12.11.

         12.13 Except to the extent specifically provided in any of the Related Agreements, Incyte and Affymetrix agree that for a period of one (1) year from the Effective Date neither Incyte nor Affymetrix will initiate, sponsor, finance or participate in any court proceeding or arbitration against the other Party relating to intellectual property rights.

         12.14 During the two year period commencing on the first anniversary of the Effective Date, neither Incyte nor Affymetrix will initiate, sponsor, finance or participate in any court proceeding or arbitration relating to the intellectual property rights against the other Party without first engaging in the following procedures:

                 (a) The Party which desires to initiate, sponsor, finance or participate in any such court proceeding or arbitration shall first notify the other Party in writing of its intention to do so, which notice shall contain a brief but reasonably complete description of the nature of the claims to be brought in such court proceeding or arbitration (the "Dispute Notice").

                 (b) During a period of ninety (90) days from the date of the Dispute Notice, the Chief Executive Officers of Incyte and Affymetrix shall discuss the matters described in the Dispute Notice with a view to resolving such matters in a manner satisfactory to the Parties. If, at the conclusion of such ninety-day period no resolution has been reached, either Party may initiate, sponsor, finance or participate in any court proceeding or arbitration legally available to it.

         12.15 In the event of any controversy or claim relating to, arising out of or in any way connected to any provision of this Agreement ("Dispute"), except for any proceedings in the United States Patent Office, the Parties shall seek to settle their differences amicably between themselves. Any unresolved Dispute shall be resolved by arbitration under 35 U.S.C. 294. The parties agree that under 35 U.S.C. 294(c), in the event a patent which is the subject of an arbitration award is subsequently determined to be invalid or unenforceable by a court or governmental body of competent jurisdiction from which no appeal can or has been taken such arbitration award may be modified by any court of competent jurisdiction upon application by a party to the arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The Party giving such notice shall refrain from instituting the arbitration proceedings for a period of ten (10) days following such notice to allow the Parties to attempt to resolve the Dispute between themselves. If the Parties are still unable to resolve the dispute, the Party giving notice may institute the arbitration proceeding before JAMS or its successor pursuant to the United States Arbitration Act 9 U.S.C. ss. 1 et seq. Arbitration shall be held in the San Francisco Bay Area of California. The arbitration shall be conducted in accordance with the provisions of JAMS Comprehensive Arbitration Rules and Procedures before a single arbitrator mutually chosen by the Parties, but if the parties have not agreed upon a single arbitrator within fifteen (15) days after notice of the institution of the arbitration, then a single arbitrator shall be chosen under JAMS rules from neutrals who have experience trying patent cases. All arbitrator(s) eligible to conduct the arbitration must undertake in writing as a condition of service to render their opinion(s) promptly after the final arbitration hearing and to provide a reasoned written opinion setting forth the findings of fact and conclusions of law. No arbitrator shall have the power to award punitive damages or any award of multiple damages under this Agreement and such awards are expressly prohibited. Judgment on the award of the arbitrator(s) may be entered County of Santa Clara, California. Except to the extent entry of judgment and any subsequent enforcement may require disclosure, or except as required by law, all matters relating to the arbitration, including the award, shall be held in confidence by the Parties.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in counterparts as of the date first written above.

Dated:                                             AFFYMETRIX, INC.

              12/21/01                    By:  /s/ Barbara A. Caulfield
-------------------------------              -------------------------------
                                             Name:  BARBARA A. CAULFIELD
                                                  --------------------------
                                             Title: Exec. V.P. & G.G.
                                                  --------------------------

Dated:                                    INCYTE GENOMICS, INC.

         December 21, 2001                By:      /s/ Lee Bendedgey
-------------------------------              -------------------------------
                                             Name: LEE BENDEDGEY
                                                  --------------------------
                                             Title: Executive Vice President
                                                  --------------------------

Dated:

-------------------------------



Dated:

-------------------------------

                                    Exhibit A

                  Stipulation and [Proposed] Order of Dismissal

IRELL & MANELLA LLP
Morgan Chu (SBN 70446)
Richard de Bodo (SBN 128199)
Jeffrey L. Arrington (SBN 139435)
1800 Avenue of the Stars
Los Angeles, California 90067-4276

Attorneys for Affymetrix, Inc.


HOWREY SIMON ARNOLD & WHITE, LLP
Robert P. Taylor (SBN 46046)
Teresa M. Corbin (SBN 132360)
Don F. Livornese (SBN 125934)
301 Ravenswood Avenue
Menlo Park, CA 94025

Attorneys for Incyte Genomics, Inc., Incyte
Pharmaceuticals, Inc., and Synteni, Inc.


OTHER COUNSEL LISTED ON SIGNATURE PAGE


                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION

-----------------------------------------------------------------------------------------
AFFYMETRIX, INC.,                                     Civil Action No. C 99-21164 (JF)
-----------------------------------------------------------------------------------------
           Plaintiff/Counterdefendant,                Civil Action No. C 99-21165 (JF)
-----------------------------------------------------------------------------------------
        vs.                                           Civil Action No. C 01-20065 (JF)
-----------------------------------------------------------------------------------------
SYNTENI, INC. and INCYTE                              STIPULATION AND [PROPOSED]
-----------------------------------------------------------------------------------------
PHARMACEUTICALS, INC.,                                ORDER OF DISMISSAL
-----------------------------------------------------------------------------------------
                   Defendants/Counterclaimant.
-----------------------------------------------------------------------------------------
AND RELATED ACTIONS
-----------------------------------------------------------------------------------------

     WHEREAS Affymetrix, Inc. ("Affymetrix") and Incyte Genomics, Inc.,
Incyte Pharmaceuticals, Inc., and Synteni, Inc. (collectively, "Incyte") have entered into a confidential settlement which provides a basis for conclusion of these actions;

     THEREFORE, THE PARTIES HEREBY STIPULATE AND AGREE, through their counsel of record, that:

     1.   All claims, defenses, and counterclaims in Case Nos. C 99-21164,

          C 99-21165, and C 01-20065 are hereby dismissed with prejudice. However, it is 11 expressly understood that neither party is admitting the validity or invalidity of any patent, or its direct, contributory, or inducement of infringement of any patent, or any issue relating to the above-captioned actions or Case No. C 99- 21111. It is further expressly understood that neither party is waiving or has waived any claim, affirmative defense or contention that any patents are valid, invalid, enforceable or unenforceable, including any claim, affirmative defense or contention based upon the factual allegations made in the above captioned-actions or in Case No. C 99-21111. Each party expressly reserves such issues, contentions, claims and/or defenses.

     2. The parties do not accept, admit, or waive any issue, matter, or position raised in or relating to these above-captioned actions.

     3.   Each party shall bear its own attorneys' fees and costs of suit.

     4. Case No. C 99-21111 is not being settled or dismissed at this time. Neither party shall be required to comply with Paragraph VII of the Stipulations and Amended Protective Orders for Confidential Documents, Testimony and Information in Case Nos. C 99-21164, C 99-21165, C 99-21111 and C 01-20065 until final termination or settlement of Case No. C 99-21111.

     5. This Court shall retain jurisdiction over the implementation of the parties' settlement, including retaining jurisdiction to order any appropriate remedy under law or equity.


Dated: December __, 2001               IRELL & MANELLA LLP


                                       By:
                                          -------------------------------
                                            Richard de Bodo
                                            Attorneys for Affymetrix


Dated: December __, 2001               HOWREY SIMON ARNOLD & WHITE LLP

                                       By:
                                          -------------------------------
                                            Teresa M. Corbin

Dated: December __, 2001               SHEARMAN & STERLING

                                       By:
                                          -------------------------------
                                         Vicki S. Veenker

                                           Attorneys for Incyte Genomics, Inc.
                                           Incyte Pharmaceuticals, Inc., and
                                           Synteni, Inc.



                                       ORDER

             IT IS SO ORDERED.

Dated:
       -----------------------         ----------------------------------
                                       HON. JEREMY FOGEL
                                       UNITED STATES DISTRICT JUDGE